Exhibit 99.2

Technical Session May 23, 2019 Insider Ownership, Production Growth, Exploration Excitement & Large Copper

2 Rob McEwen Chairman & Chief Owner Introduction

Cautionary Statement This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. Unless otherwise stated, all currency information quoted in this presentation is in U.S. dollars. The technical contents of this presentation have been reviewed and approved by Chris Stewart, P.Eng., President & COO, the exploration technical contents of this presentation have been reviewed and approved by Sylvain Guerard, P. Geo., SVP Exploration and the reserves and resources contents of the presentation have been reviewed and approved by Luke Willis, P. Geo., Director of Resource Modelling, each of whom is a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". 3 Risk adverse? Forget about buying our shares. Past performance is unreliable in predicting the future. Unexpected events can happen and can change forecasts.

Cautionary Statement (cont’d) McEwen Mining Inc. is required to prepare reports under the Securities Exchange Act of 1934 and the Canadian Securities Administrators’ National Instrument 43-101 “Standards of Disclosure for Mineral Projects” (“NI 43-101”), under the Canadian securities laws because we are listed on the Toronto Stock Exchange (“TSX”) and subject to Canadian securities laws. Standards under NI 43-101 are materially different than the standards generally permitted in reports filed with the United States (“U.S.”) Securities and Exchange Commission (“SEC”). Definitions of terms under NI 43-101 differ materially from the definitions of those and related terms in Industry Guide 7 (“Industry Guide 7”) promulgated by the SEC. Under U.S. standards, mineralization may not be classified as a “Reserve” unless a determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Under Industry Guide 7 standards, a “Final” or “Bankable” feasibility study or other report is required to report reserves, the three-year historical average precious metals prices are used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate government authority. One consequence of these differences is that “reserves” calculated in accordance with Canadian standards may not be “Reserves” under Industry Guide 7 standards. U.S. investors should be aware that the McEwen Mining properties with reserves as defined by Industry Guide 7 are the Black Fox mine, the Gold Bar project and the San Jose mine. All other properties do not have “Reserves” as defined by Industry Guide 7 and Investors are cautioned not to assume that any part or all the disclosed mineralized material will be confirmed or converted into Industry Guide 7 compliant “Reserves”. To see cautionary note regarding NON-GAAP measures, see appendix. To see MUX reserves and resources table, go to www.mcewenmining.com/Operations/Reserves-and-Resources/default.aspx 4

Chris Stewart President & COO Operation Overview 5

MUX Growing in 2 of the World’s Great Gold Districts 6 1 2 3 4 5 2. Exploring & Producing - Timmins, Canada 3. Producing & Extending Mine Life - Mexico 4. Big Copper Optionality - Gold Equivalent 5. Continuing - High-Grade Production 1. Exploring & Producing - Cortez Trend, Nevada

Timmins +65Moz Abitibi Region +185Moz Matheson +20Moz Kirkland Lake +25Moz Noranda +18Moz Val d’Or +20Moz Malartic +10Moz Bousquet +25Moz World Class Assets – The Right Jurisdictions & Key Land Positions 7 Canada Black Fox

2018 Exploration Added 1 Year Mine Life Near Mine Resource Potential + DEPTH POTENTIAL Gold Bar is in Production 2019 - 50,000 oz / 2020 - 80,000 oz Heap Leach & Process Plant Gold Bar – Now and into the Future 8 Based on internal estimates

Black Fox Complex – Long Term Vision


Mill Potential
2,200 tonne/day @ ~5 gram
= 120,000 oz/year
Stock East
Stock Mine
Depth Extension
Legend
Production
Under Evaluation
Exploration


Froome
Resource: 181koz
@5.1g/t Au
Black Fox U/G (Producing)
Resource: 472koz
@7.7g/t Au
Production: 40-50 koz
Grey Fox Complex
Resource: 465 koz
@6.6g/t Au
Production: 40-50 koz
Contact
Zone
147
Main
Zone
Gibson
Zone
147
South
Zone
0
2
km
0
1
Mile

MUX
9

El Gallo Mine in Mexico – Next step is Project Fenix Feasibility Study 85% Complete 10 Phase 1 : El Gallo Gold Heap Leach Re-Processing Phase 2 : New Mining Activities – El Gallo Silver & Satellite Deposits New Central Milling and Processing Facility for Phase 1 & 2 4 miles 6 miles 5 miles 1 mile

Los Azules - Our Sleeping Giant 11 1Oct 16, 2017 – “NI 43-101 Technical Report-Preliminary Economic Assessment Update for the Los Azules Project, Argentina”. Resources1: Copper Gold Silver Indicated: 10.2 Billion lbs @ 0.48% 1.7 Million oz @ 0.06 gpt 55.7 Million oz @ 1.8 gpt Inferred: 19.3 Billion lbs @ 0.33% 3.8 Million oz @ 0.04 gpt 135.4 Million oz @ 1.6 gpt 2017 PEA Highlights1 1st 13 years avg annual production 415 million lbs Cu @ $1.14/lb Initial Capex: $2.4 Billion @ $3.00/lb Cu: 3.6 Year Payback $2.2 Billion After-tax NPV @ 8%, 20.1% IRR Mine Life: 36 Years

San José Mine – High Grade Gold & Silver 12 Gold / silver ratio 75:1. 149% basis. 2As of Dec 31, 2018, production estimated to end in 2024. 3 Goldcorp 2018 Annual Report. San José Mine N Newmont Goldcorp Cerro Negro 2018 Production3 489 koz Au San José Mine Argentina Agua Viva 10 Km 0 20 8.2 gpt Gold & 579 gpt Silver Reserve Grade 47.3 koz Gold +3.0 Moz Silver 87.6 koz Gold Eq Production 20181 92 koz Gold Eq Production 2019E 5 Years Mine Life2 Producing Since 2007 5 Veins to 191 Veins in 9 years Discovery Track Record 5 Miles 0 10

MUX Growing in 2 of the World’s Great Gold Districts 13 1 2 3 4 5 2. Exploring & Producing - Timmins, Canada 3. Producing & Extending Mine Life - Mexico 4. Big Copper Optionality - Gold Equivalent 5. Continuing - High-Grade Production 1. Exploring & Producing - Cortez Trend, Nevada

14 Bob MacDonald General Manager, Black Fox Black Fox Overview

Black Fox Operation 15 Tamarack Black Fox Froome Grey Fox 1 mile

Black Fox Operation – Operational Imperatives 16 Operational Improvements to Date ($12.3M) Reduced workforce ($4.4M) Removed surplus equipment ($1.7M) Reducing contract services ($2.5M) Improved power management ($1.8M) Cost reductions ($1.9M) Continuing efforts on cost reduction and operational improvements Resource to Reserve Conversion Potential Extend mine life and increase mining flexibility Near mine resources Production opportunities Grey Fox Deposit Froome Deposit

Black Fox – Near Mine Resources 17 Active Mining Open to the West Open at Depth Target Limited number of active mining areas Identifying potential opportunities within near mine resources 300 m 1,000 Feet

Black Fox Deposits 18 Froome Indicated Resource: 181 koz Grade: 5.1g/t Au Grey Fox Indicated Resource: 465 koz Grade: 6.6g/t Au Production Resources / Exploration Legend Black Fox (Producing) Indicated Resource: 472koz Grade: 7.7g/t Au 1 mile Continue converting resources at Black Fox Near mine potential Exploit regional deposits Grey Fox resource with attractive size and grade Froome location, lower grade, limited size

Black Fox Deposits Grey Fox Deposit 465koz resource @ 6.6 g/t Active exploration target Multiple structures Historically considered open pit Existing underground infrastructure Grey Fox Complex Gibson Zone Contact Zone 149 koz @ 5.9 g/t 147 Zone 264 koz @ 7.5 g/t South Zone 53 koz @ 5.5 g/t Planned Ramp Fresh Air Raise Gibson Ramp 19 Based on internal studies

Jack Henris General Manager, Gold Bar Operation Gold Bar 20

Gold Bar Mine 21

Gold Bar Mine Operations Currently mining at 900k tons per month, ramping up to 1,500k tons by September Current fleet at 13 100-ton trucks, ramping up to 18 trucks to support three loading units Model is predicting well on location and volume Ore grades are generally higher than modeled 22 Pick Pit looking South Survey crew staking ore

Process Crushing/ Stacking Production Rates May @ 6000 tpd through mid-month Commercial targeted @ 5400 tpd (75% of forecast 7200 tpd) Targeting +8000 tpd moving forward Continuous Improvement Projects Telescoping stacker Conveyor belt cover Roof over agglomeration drum Rock breaker at crusher 23 Process facility and leach pad Based on internal estimates

Mine Production- Actuals and Forecast 2019 and 2020 24 +4 trucks +4 trucks +2 trucks 1.5 mil - 3 weather days - 5 weather days See cautionary statement

Cumulative Recovered Ounces Actuals & Forecast 2019 and 2020 25 2019/2020 Cumulative Ounces Recovered See cautionary statement

Gold Bar Recovery Curve – Actual vs Feasibility % Recovery 26 180 0 80 20 40 60 100 120 140 160 0 10 20 30 40 50 60 70 80 90 0 20 30 40 60 80 90 100 120 140 150 160 180 210 Time Under Leach (Days) Cumulative Recovery v. Time Under Leach Feasibility Actual

Project Improvements to Increase Production Production Tons Per Day 8,000 27 Based on internal estimates

Chris Stewart President & COO Operation San José 28

Minera Santa Cruz 29

Production Ahead of Budget on Mined Tonnes and Grade = More Ounces San José Mine & Plant Production 30

Cost Cost Savings Initiatives – USD +$2.5 Million Reduction of Hydrogen peroxide consumption projected in USD 1.3M. Improvements on the maintenance control process of mine equipment USD 300K. In House sample analysis instead of third party contractor: (already budgeted) of USD 400K. Plant Flotation Column: The new column improves the concentration ratio generating a better quality concentrate. Savings estimated in USD 1M (currently under evaluation). 31

Hydraulic Fill Supports a change in mining method – more selective mining Reduces Dilution and Reduces Mineral Loss Significantly reduces development meters – no longer require access with a drift to place rockfill Economic Justification 3 Year Time Period Tonnes of Production with Hydraulic Fill 1,845,943 m3 Filled 709,979 Reduction of Development Meters 22,910 Reduction in Dilution From 47% to 35% 25% Reduction in Contamination From 7.7% to 4.5% 41% Reduction in Mineral Loss From 6.4% to 3.0% 53% NAV $10.9 Million IRR 40% Payback 1.6 Years Hydraulic Fill Updated Economic Evaluation 32 Based on information received from MSC. See cautionary statement.

Exploration Cerro Negro Property Rosalia Aguas vivas San José Tonio Liv 20 Km San José Program Budget: US$ 3.3M (15.885 meters) Targets: Resources 35 Moz Ag To date AV: 6,142m/ SJ: 1,631m/Total 7,773m Aguas Vivas: Evaluate 12 km of structures. San José: Evaluated 1,5 km of structures. District Program Liv, next to Cerro Negro. Rosalía Tonio Exploration Budget 2019 33 10 miles

34 Sylvain Guerard Senior Vice President, Exploration

Exceptional upside potential Following up on 2018’s success $27M Budget 35 2019 MUX Exploration San José Argentina Au-Ag Epithermal Black Fox Stock Timmins, CAN. Archean Greenstone Gold Bar Nevada, USA Carlin Type Value creation through the addition of reserves & resources and the discovery of new gold deposits El Gallo, Mexico Los Azules, Argentina

The Destor-Porcupine Deformation Zone and the Cortez Trend

Properties on prime segments of prolific regional structures


70Moz Au
Timmins
Camp
Timmins
Destor-Porcupine Deformation Zone
Black Fox
Taylor Mine
Aquarius
Nighthawk
Stock
Black Fox
Froome
Tamarack
Grey Fox
Hislop Mine
Ross Mine
10 km


Nevada
Barrick
Cortez District
50Moz
Pipeline
Cortez
Fourmile
Goldrush
Cortez-Wall Fault
Cortez Trend
MUX
Tonkin
Gold Bar
Gold Deposit
Intrusion
Gold Bar
South
10 km
6 miles

MUX
36

Assessing Upside Exploration Potential Near Our Operations

Proven Mineralized Gold Systems

Total Au Endowment	Gold Bar 1.7Moz	Black Fox 2.3Moz	Stock 0.29Moz
			
Number of Deposits	4	6	2
Reserves (P&P)	524Koz	89Koz	---
Mine Resources M&I	195Koz	383Koz	---
Inferred	196Koz	---	---
Other Resources Indicated	100Koz	773Koz	60Koz
Inferred	5Koz	107Koz	90Koz
Past Production (& Sulfide Gold Bar)	(700Koz)	(910Koz)	(137koz)

Total endowment: Past production, current reserves and resources

MUX 37

Drill Testing Under Explored Opportunities 38 12 x 6km mineralized footprint Depth and strike length potential Black Fox Stock 55.1 g/t Au / 1.2m +22km strike length of prospective structures Red Lake Timmins Kirkland Lake 1,000m 2,000m 30.1 g/t Au / 0.8m Gold Bar Ore Bodies 0 m 300 m 600 m 900 m Upside Potential Cortez Hills > 10 Million Ounces Gold Goldstrike > 50 Million Ounces Gold 0 m

2018 Positive Exploration Year Timmins & Nevada: Added reserves & resources Generated positive drill intersections Reinforced models and defined targets San Jose, Argentina: Added Inferred Resources 39 Strong Foundation for 2019 Exploration Programs Black Fox -Gibson Black Fox Geologists

2019 – Sustained, Focused Efforts 40 Gold Bar: Testing for large Carlin Gold system Black Fox: Mine Extensions, Grey Fox area and Stock San José: Near mine exploration Following up on 2018 Success Gold Bar - Cabin Creek Grey Fox 147NE outcrop

MUX Exploration - Creating Value, Making Discoveries Exploration in great places, significantly increases our chance of success 41 Gold Bar, Nevada

Ken Tylee Exploration Manager Ontario Exploration Black Fox 42

Structural Preparation is Key ! Need a Long-Lived Sequence of Void Creation and Fluid Entry +910koz prod 1Moz prod 124koz prod Porcupine Gold Camp = an Ideal Setting +70Moz Gold Production since 1910 43

2018 Black Fox Underground Drilling Results

Objectives

1. Converting resources to reserves
2. Test for lateral extensions
3. Test for extensions at depth



25.5 g/t Au / 3.35m,
83.9 g/t Au / 4.92m
34.8 g/t Au / 3m
6.68 g/t Au / 8m,
27.3 g/t Au / 3.33m,
147.4 g/t Au / 0.53m
187.8 g/t Au / 1.12m
27.8 g/t Au / 8.1m,
44.1 g/t Au / 1.2m,
25.0 g/t Au / 1.85m
161.9 g/t Au / 1.2m
Inc. 320.7 g/t Au/ 0.6m
19.1 g/t Au / 3m,
30.6 g/t Au / 1.4m,
48.0 g/t Au / 1.42m
44.4 g/t Au / 8.78m,
141.2 g/t Au / 2.67m,
43.5 g/t Au / 9m
51.5 g/t Au / 1m,
6.61 g/t Au / 4m
Depth Extension
Level 1,050
55.1g/t Au/ 1.2m
OPEN
1,300 ft
400m
Priority Targets
Drill Results:
Pre2018
2018
Exploration & Delineation
Definition
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10

44

2019 Black Fox Underground Drilling Results

- Ore Delineation & Definition
- Rapid Escalation
- Towards Mining
- 4 Rigs Devoted 24-7



396.5 g/t Au / 3m
Inc. 1175 g/t Au / 1m,
32.6 g/t Au / 1.9m,
16.5 g/t Au / 1m,
12.6 g/t Au / 1.1m
245.6 g/t Au / 1.7m
Inc. 402 g/t Au / 1m,
48.4 g/t Au / 0.6m
23.7 g/t Au / 0.9m,
13.5 g/t Au / 1.4m
30.6 g/t Au / 8m
Inc. 231.4 g/t Au / 1m,
37.2 g/t Au / 2m,
12.9 g/t Au / 2.5m
Inc. 84.1 g/t Au / 0.3m,
38.7 g/t Au / 1m
23.3 g/t Au / 2.8m,
23.4 g/t Au / 1m,
15.6 g/t Au / 0.9m,
17.1 g/t Au / 1m
West flank
Center
HQZ
Deep Central
OPEN
1,300 ft
400m
Priority Targets
Drill Results:
2018
Exploration & Delineation
Definition
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10

MUX

45

Black Fox Mine – Underground Exploration in 2019 46 Legend Drill Drift excavation planned for 2019 Exploration Focus 2019 Create the Opportunity to Drill our Western Flank by Excavating New Drilling Platforms in 2019 Longitudinal Section - Looking NE 402 g/t Au / 1m 1175 g/t Au / 1m HQV CENTRAL Deep Central 231 g/t Au / 1m West flank 23.3 g/t Au / 2.8m CENTER WEST HQZ 55.1g/t Au / 1.2m 400m 1,300 ft

Black Fox Mine – Underground Exploration Beyond 2019 47 Longitudinal Section - Looking NE HQV CENTRAL Deep Central West flank CENTER WEST HQZ Southwest Ore Trend Southeast Ore Trend Legend 402 g/t Au / 1m 1175 g/t Au / 1m 231 g/t Au / 1m 55.1g/t Au / 1.2m 400m 1,300 ft

Black Fox Exploration

Top 10 Targets identified
during 2019 Workshop



NORTH
21km of Complex Structural Conduits
Hwy
NW Extension
Froome Duplicates
Froome - Deep
A
B
C
Gibson-Kelore structure
Black Fox structure
Whiskey Jack
NE of Grey Fox Cluster
Pike + Kit
Grey Fox Footwall
147 NE
Gibson Breccia
2 Km

2018 Gold Resources

A) Froome: 181K Oz @ 5.1 g/t Au
B) Tamarack BM-Au: 127K Oz @ 5.1g/t AuEqv
C) Grey Fox: 465K Oz @ 6.6 g/t Au

MUX

48

Highest-Priority Target Job #1: Advance the 465Koz Resources Escalate the Near-Term Production Opportunities Grey Fox Area Exploration 49 2 Potential Game-Changers ! 1km RADIUS Grey Fox Resources 465k OZ Gibson-Kelore structure Black Fox structure 147 NE Zone Gibson Breccia 1 mile

50 1km RADIUS UTM Sed. Grey Fox Area 147 NE Zone Discovery in 2018 16.11 g/t over 3m CL Contact Zone 149koz @ 5.91g/t Au South Zone 53koz @ 5.48g/t Au 147 Zone 264koz @ 7.49g/t Au 1989 production: 2913 oz 147 NE 17 new Intercepts + 140m Strike Surface to 125m Vertical Depth Potential Ramp Access enroute to 465k OZ Resources

Grey Fox Resources 465k OZ 51 147 NE Zone infill campaign underway = 2 rigs 12.1 g/t at 130.5m depth down-hole 2019: Advance the 147NE Zone 2018-2019: 10.3 g/t / 6m, incl. 18.4g/t/1m 8.24 g/t / 2.8m 58.8 g/t / 1m 4.32 g/t / 10m Black Fox Mine Mineralization modelling Resource estimations Scoping studies planned 1 mile

147 NE Exploration Drilling

Inclined Longitudinal Section - Looking SE



2018 Drill Holes
2019 Drill Holes
50m diameter
Surface
-80m
-160m
-240m
9.71 g/t Au / 1.15m
14.5 g/t Au / 1m,
9.88 g/t Au / 1m
18.71 g/t Au / 2m
58.8 g/t Au / 1m
6.84 g/t Au / 2m
7.58 g/t Au / 3m
46.3 g/t Au / 1m
3.09 g/t Au / 5m,
6.9 g/t Au / 2m
48.8 g/t Au / 0.6m
6.75 g/t Au / 3m
Inc. 12 g/t Au / 1m,
10.33 g/t Au / 6m
Inc. 14.32 g/t Au / 2m
Inc. 18.4 g/t Au / 1m,
9.02 g/t Au / 2m
Inc. 14.1 g/t Au / 1m,
8.24 g/t Au / 2.8m
9.14 g/t Au / 1m
4.99 g/t Au / 1.9m
21 g/t Au / 1m
4.32 g/t Au / 10m
Inc. 14.45 g/t Au / 1m
23.9 g/t Au / 2m
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
<5
0
100m
0
300 ft
300m
200m Depth

52

53 147 Zone 264koz @ 7.49g/t Au 1km RADIUS UTM Sed. Gibson Breccia 2018 Discovery ! Bulk Volume Potential Local High-Grade Gold Enhancement Contact Zone 149koz @ 5.91g/t Au South Zone 53koz @ 5.48g/t Au 147 Zone 264koz @ 7.49g/t Au 1989 production: 2913 oz Gibson Breccia Grey Fox Area 0 1 Miles

54 Gibson Breccia 2018 Discovery ! 3.11 g/t Au over 34m CL (incl. 10.81/ 6m CL) Hole #18GF-1079 at 500m depth

Gibson Master Section

Intense brecciation Silica flooding Pyrite-Chalcopyrite enrichment Local VG 50m Over-Cut in Wedge #1: 519 g/t Au Gibson Breccia – 2019 follow-up: High-Grade Gold Values in 3 Holes drilled over 250m Vertical Separation 56

Gibson Breccia Target 57 (Composite COG 3g/t Au) 519 g/t Au / 0.4m 200m diameter -100m -300m -500m -700m Vein style mineralization 500m 800m High rate of drill success Wide-spaced drilling Large target area – strong upside 2018 Drill Holes 2019 Drill Holes 14.9 g/t Au / 3m Inc. 17.6 g/t Au / 2m 5.84 g/t Au / 3m 10.81 g/t Au / 6m Inc. 11.9 g/t Au / 1m Inc. 35.3 g/t Au / 1m 4.52 g/t Au / 9m Inc. 14.3 g/t Au / 1m 16.9 g/t Au / 3m, 6.8 g/t Au / 1.8m 8.53 g/t Au / 3m Inc. 16.6 g/t Au / 1m 14.35 g/t Au / 2m Longitudinal Section - Looking NE

Ideal location along Major Structural Corridor = Preferred Conduit for Mineralizing Fluids Stock Mine – Exploration in 2018-2019 58 27,100 oz production 137,000 oz Production avg 5.5 g/t Au 6 miles

59

Deep Mine Gap Stock East 2 Miles 60 Stock 2018: McEwen's First Assessment New Resources at East Zone 60koz Indicated, 90koz Inferred Focus on 3 Main Targets

61 Hole #S18-10: 14 grains VG w/in Brecciated QCVs Stock East Zone 5.24 g/t Au over 14.8m CL (from 204-218.8m) incl. 2m of 26.53 g/t Au

Stock Mine Trend
New Stock East Resources


Stock Mine
137koz historic production
Stock East 150koz
2.47g/t Au / 40m
4.82g/t Au / 16.3m
Inc. 19.2g/t Au/ 2.9m
5.99g/t Au / 13.26m
Inc. 50.7g/t Au / 0.3m
Stock East
Infill & Extension
2.83g/t Au / 20.8m
Inc. 52.4g/t Au / 0.8m
5.76g/t Au / 12.3m
Inc. 25.2g/t Au/ 2.65m
-500m
-1000m
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
<5
0
1,000 ft

MUX
62

Stock Mine 137koz historic production 1km 2019: Stock Main & East Zone infill campaigns underway – 3 rigs 63 Stock Mine Extension Stock East 150koz -500m -1000m 5.58 g/t Au / 3.3m 7.01 g/t Au / 3.8m Incl. 30.1 g/t Au / 0.8m, 3.76 g/t Au / 4m 0 1,000 ft

Stock Mine 137koz historic production 3Km Stock Mine Trend Under-Explored 3km Strike Length Potential Stock East 150koz -500m -1000m 64 0 1,000 ft

48.8g/t Au / 0.6m (from 145.5m down hole) NQ core from 147NE 2019 Summary Great progress Opportunities for Near-term Impact on Growth and Profitability 65 800 Central Zone Ore

Bob Kastelic Chief Exploration Geologist, Nevada Exploration Nevada 66

Nevada Exploration Gold Bar District Shallow Oxide Deposits Extension targets Deep large targets 67 Drilling Cabin Creek

Nevada - Top jurisdiction 5.6 Moz Au produced in 2017 +224 Moz Au mined historically Gold Bar vs Barrick’s Deposits: Along trend with similar geological and mineralization characteristics Nevada Exploration 68 Criteria Barrick Gold Bar Large footprint Host rock Shallow oxides Intrusions Major faults Dome structures Barrick’s 50 Moz Au Cortez District Miles 0 5 10 Barrick’s 50-Moz Cortez District

Of the deposits >3Moz 45% are >10Moz  Carlin Gold Deposits a “Special Type”: 69 Deposit Types Greenstone Porphyry Cu-Au HS Epithermal LS Epithermal CSH Carlin Au-VMS No. of Deposits (468 deposits >3 Moz) 28% >10 Moz > 3 Moz 36% 30% 4% 29% 45% 10% Black Fox, Stock San Jose Los Azules Gold Bar MUX Deposits Reference F. Robert, Barrick Gold 2013 0 20 40 60 80 100 120

Gold Bar Fourmile 2010 Cortez Hill Nevada Discovery Trend Deeper with Time Carlin Gold Deposits a “Special Type”: 70 Reference F. Robert, Barrick Gold 2013

2018 Near-Pit Drilling Results New model and targets defined Near-pit drilling added: 39 Koz added to Reserve (+1 year to LOM) 174 Koz Au Resources (92 Koz M&I and 82 Koz Inf.) 71 New Pit Growth Old Resource Estimate New Resource Estimate Gold Pick Gold Ridge Cabin Creek 600 m 2,000 ft

Gold Bar M&I 719koz Au Inf. 196koz Au Gold Bar South Ind. 101koz Au 6 km 2019 Gold Bar Exploration Increase mine life (Gold Bar South) Make new near mine discoveries Assess the full potential of the property - deep targets 72 Pot Canyon Gold Pick Down Dip Cabin NE Cabin N & E Taurus ML Hunter 4 Miles

Gold Pick Pit - Looking SE Along a Portion of the Mineralized Trend Gold Pick Pit 8 km 5 mi North Cabin Gold Pick E Taurus ML Gold Bar South Ind. 101koz Au Hunter Gold Bar South Ext. 73

Gold Bar Mineralization Model Gold Pick Gold Ridge Cabin Creek Pot Canyon Area Cabin Fault Wall Fault 74 Deposits Targets Deeper Potential Shallow Potential Surface 1km Gold Bar South 2 km Fluid Flow 2 miles Gold Bar

Extension of Gold Pick deposit next to Cabin Fault Gold Pick Pit Planned Holes 500 m Lone Mtn Lone Mtn McColley Target 1.8 gpt / 10.7 m Cabin Fault 1,000 ft Gold Pick East Target Targeting right stratigraphy Extension of Gold Pick mineralization Large geophysical anomaly Legend Low Resistivity High Resistivity McColley Gold Bar South Historical Drill holes 2 km 75 Fluid Flow Gold Pick Pit

North Cabin Creek Target 76 0.71 gpt/6.1 m 0.76 gpt/4.6 m Au intersection over 24 m 70 m vertical 300 m from pit Follow-up drilling planned First hole 2019, shallow, oxide mineralization, near pit Gold Bar Gold Bar South Low Resistivity High Resistivity Surface Plan Section Cabin North Pit 2 km Mineralization Cabin Creek South Pit 0 200 m Target Target Hole Completed Hole Planned 0 200 m 650 ft 650 ft Fluid Flow North Cabin Creek

High priority targets along the Wall Fault 3 stacked host rocks Pot Canyon Targets 77 Planned Drilling Area Wall Fault Line of Section Surface Plan 1.1 gpt / 42.7 m 0.6 gpt / 18.3 m Wall Fault Section 1.1 gpt / 42.7m 0.6 gpt / 18.3m Gold Bar Gold Bar South Planned Holes Surface 1. 3. 2. Roberts Mountains Host 2 km 0 200 m 0 500m 650 ft 1,650 ft Fluid Flow McColley Host Pot Canyon

Convert Gold Bar South resources to reserve Drill targets beneath deposit Gold Bar South Deposit Gold Bar South Pit 101 Koz @ 1g/t M&I Resources Target Planned Holes Volcanic Cover Target CSAMT Cross Section (Looking N) 78 Resource Conversion and Exploration Drill Programs Target Gold Bar Gold Bar South 2 km Meters High Resistivity Low Resistivity 0 300 ft Gold Bar South

Gold Bar – Summary and Conclusions Developed Model and Defined Targets 2019 Drill Program Priorities: Gold Bar South Reserve Development Deposit-Extensions Deep Targets Potential 79 Drilling Gold Pick

80 Donald Brown Senior Vice President, Projects Los Azules Project

Los Azules Copper Project within resource prolific Andes 81 San Juan Province, Argentina, on the border with Chile.

Ore Processing Facility Open Pit Mine Coarse ore Overland Conveyor Primary Crusher Tailings Dam Waste Rock Storage Facility. Tailings Storage Facility Los Azules The Los Azules Copper Project, Argentina A very large, higher grade, undeveloped copper project. 82

If producing today, Los Azules would be World’s 26th Largest Annual Copper Production. Referenced to 2017 World Copper Mine Production 83 200 100 0 500 75% 85% 95% 5% 50% 40% 30% 20% 10% 0% 300 25% 90% 100% 900 65% 45% 60% 70% 80% 35% 55% 400 15% Cumulative Percentile Production Annual Cu Production, kt/y Las Bambas El Teniente Antamina Escondida Grasberg Collahuasi Cerro Verde KGHM Polska Miedz Los Azules, Y1 to Y13 186 kt Cu/y Los Azules, LOM 153 kt Cu/y Los Pelambres Radomiro Tomic Morenci Chuquicamata Los Bronces 26th largest In the world 800 700 600 Buenavista Polar Division Kansanshi Mt Isa Copper Candelaria Cuajone Bingham Canyon Salobo Toromocho Antapaccay Oyu Tolgoi Source: SNL Mine Economics, Market Intelligence 2017 +1 Moz Au Equivalent

If producing today, Los Azules would be a World Lowest Cost Quartile Producer. Referenced to 2017 World Copper Mine C1 Cost 84 85% 95% 70% 45% 80% 90% 100% 0 100 20% 60% 50% 40% 30% 10% 0% 200 65% 300 500 55% 75% 5% 15% 25% 35% Cumulative Percentile Production C1 Cash Cost, US¢ / lb Cu Norilsk Las Bambas El Teniente Antamina Escondida Collahuasi Antapaccay Cerro Verde KGHM Polska Miedz Los Azules, Y1 to Y13 ($1.14/lb) Los Azules, LOM ($1.28/lb) Los Pelambres Buenavista Radomiro Tomic Andina Division Morenci SX-EW Chuquicamata Los Bronces Mutanda Trident - Sentinel Oyu Tolgoi Morenci Ministro Hales Escondida Tenke Fungurume Salobo Source: SNL Mine Economics, Market Intelligence 2017 Caserones SX-EW 400

Analysts awakening to the quality of Los Azules Goldman Sachs (2018) Positives = Negatives = 85 IRR = 24% Challenges NPV = $2.9 billion Compelling Financials Argentina Remoteness No Infrastructure

Situation Summary If Los Azules is to advance towards a development the asset must become : More straightforward to develop More attractive for investment More marketable More valuable This will only be achieved by focussing to the challenges and performing Project De-Risking. 86

2018 and 2019 Focus at Los Azules = Project De-Risking Over the past 18 months we have delivered positive outcomes across the 4 principal elements of “Project De-Risking” - Communities & Social License - Environmental Permitting - Project Infrastructure Solutions - Legal Easements & Agreements 87 CHALLENGES of: Remoteness No Infrastructure Argentina

ARGENTINA Access is a Pioneer road from Calingasta. Road open 4 months / year Power solution unreliable. CHILE No access through Chile Export solution undefined. Access to Los Azules in 2017 - Summer Season Only 88

ARGENTINA New Northern Access Los Azules Runway Power Transmission Line Potential Integration CHILE Border Pass Logistics Route Port of Coquimbo 18 months of Project De-risking = New Infrastructure Solutions 89

Key Infrastructure = “Northern Access” from Argentina A superior road access solution. Transformational for Los Azules ! Permits received. Verified by on-the-ground reconnaissance. No high altitude passes. Accessible all year, No communities affected. Robust power transmission line “Pioneer Road” construction pending later in 2019. Los Azules is no longer “remote” 90 CHALLENGES of: Remoteness No Infrastructure Argentina

During March 2019 an overland expedition confirmed the constructability of the Northern Access and also confirmed a robust Power Transmission Line route. 91

Infrastructure – Power Transmission Line Robust Solution: Low Altitude and Adjacent to Northern Access Road 92

Runway Designs completed Aircraft Selection completed Aircraft Simulations completed Construction Permit in progress Operating Permit in progress 1 hour flying time from San Juan Replaces 8 hours driving Delivers productive fly-in fly-out work rosters Infrastructure - Advances to the Los Azules Runway 93

Environmental Permitting Environmental baselines studies - Archaeological studies - Community impact assessment - Rehabilitation plan - Geotechnical studies - Water Management Plan - Tailings Dam Design - completion forecast Q3 2019 Submission of IIA Application completion forecast Q4 2019 Estimated date for issuing “Environmental Permit for Exploitation” (DIA) = Q3 2020 94 See cautionary statement

2019 – Situation Summary - Tangible solutions developed. Remoteness No longer applicable Infrastructure Solutions The Northern Access The High Voltage Powerline Los Azules Runway Chile Logistics The Port of Coquimbo Argentina Pro-mining government. Pro-mining local community. +90% of costs are US$ based. Inflation is US$ inflation. Country risk. 95 CHALLENGES of: Remoteness No Infrastructure Argentina

Our Vision – Where we plan to be at the end of 2020 Significant Asset Value-Accretion from: Environment Permit for Exploitation received Pioneer Road on Northern Access constructed into Los Azules Los Azules Runway commenced Any remaining legal easements received Chile logistics route & exporting port all approved Joint Venture partner on-board 96

Miguel Barahona Project Manager Fenix Mexico Fenix Mexico 97

Mexico – Operation Highlights El Gallo Gold : Produced 286,845 Gold equivalent ounces from 2010 to 2018. Residual leaching process started in 2018. From January to April 2019, 7,300 Gold equivalent ounces has been produced, and will continue to the end of 2020. As of May 22nd 2019 reached 313 days without Lost Tme Incidents. Economics from Preliminary Economic Assessment (PEA) Base Case using $1,250/oz Au and $16/oz Ag. 98 10 km San José Alamos (Au) Mina Grande (Au) Haciendita (Au) Carrisalejo (Ag) El Gallo Silver (Ag) El Gallo Gold (Au) Palmarito (Ag + Au) 7 km 9 km 8 km 10 km El Encuentro (Au) 6 miles

Mexico – Operation Continuity-Fenix Project Fenix Project Sequence: Preliminary Economic Assessment issued in June 2018. Feasibility Study to be issued in June 2019. Phase 1: Heap Leach Re-Process Phase 2: El Gallo Silver + Carrisalejo + Palmarito + El Encuentro Long Mine Life of 12 years. Low Capital – Total of US$ 71 million. NPV5% of $60M & after-tax IRR of 28%. In Pit Tailings Storage. Exploration Potential. Economics from Preliminary Economic Assessment (PEA) Base Case using $1,250/oz Au and $16/oz Ag. 99 Preliminary Economic Assesment Results for Fenix Project

7 km El Gallo Silver El Encuentro 9 km 2 km ? ? El Gallo Gold Mine 8 km Fenix Project : 60% Silver + 40% Gold 500m 250m 0m -250m Carrisalejo Current Resources Exploration Potential Mined out & Processing Facility Palmarito Fenix Project – 12 Year Mine Life (From Preliminary Economic Assesment) 100 Resource M&I 563,000 Gold Equivalent ounces or 46,280,000 Silver equivalent ounces Average annual production of 47,000 Gold equivalent ounces. Exploration potential Economics from Preliminary Economic Assessment (PEA) Base Case using $1,250/oz Au and $16/oz Ag. 4 miles 6 miles 5 miles 1 mile

To be utilized for “In-Pit Tailings” with Project Fenix. Fenix Project – Samaniego Pit Today 101

Present Day After In-Pit Tailings Deposited Reclaimed In Pit Tailings concept being introduced in Mexico. Benefits : Minimize enviromental impact on surface landscape. Total of 309 Hectares will not be affected. Maximize re-use of water in the system. Safer method to store tailings. Lower cost to the operation. Fenix Project – Conceptual In-Pit Tailings Storage 102

Fenix Project – Status Feasibilty Study is 85% completed. Environmental permit is currently in review by authorities, expectation is to receive final resolution in Q3 2019. Water rights granted. Power Supply feasible and permitted. Haulage road has been accepted by surface owners. Infrastructure in place as well as local workforce. 103

Fenix Project – Achievements Drilling for the study is completed. Metallurgic testing finished for the main resources. Process Plant design and engineering completed. 104

105 Andrew Iaboni Vice President, Finance Financials

Cost/Oz 106 Forecast Quarter Ending Quarter Ending Year Ending 2019 March 31, 2019 March 31, 2018 December 31, 2018 Gold Equivalent Sales (oz AuEq) El Gallo 13,000 4,450 19,074 51,750 Black Fox Complex 50,000 7,248 12,423 50,989 Gold Bar* 50,000 - - - McEwen Mining Operated Sites 113,000 11,698 31,497 102,739 San José JV (49% basis) 92,000 19,325 20,313 87,357 Consolidated Sales 205,000 31,023 51,810 190,096 Cash Cost ($/oz AuEq) El Gallo $875 $967 $691 $733 Black Fox Complex $905 $805 $849 $845 Gold Bar* $930 - - - McEwen Mining Operated Sites $913 $867 $753 $789 San José JV $830 $749 $934 $851 Consolidated Cash Cost $876 $793 $824 $817 All-In Sustaining Cost ($/oz AuEq) El Gallo $915 $989 $753 $771 Black Fox Complex $1,080 $1,454 $1,188 $1,137 Gold Bar* $975 - - - McEwen Mining Operated Sites $1,015 $1,277 $925 $953 San José JV $1,060 $1,115 $1,148 $1,061 Consolidated All-In Sustaining Cost $1,035 $1,176 $1,012 $1,002 *Operation remained in pre-production phase, and not yet achieved commercial production See cautionary statement

Income Statement Highlights 107 Quarter Ending Quarter Ending Year Ending March 31, 2019 March 31, 2018 December 31, 2018 Average Gold Price ($/oz) $1,304 $1,329 $1,268 Average Silver Price ($/oz) $15.52 $16.77 $15.71 Sales $15,640 $41,285 $128,822 Costs Applicable to Sales ($13,168) ($26,394) ($93,329) Gross Profit from Operations $2,472 $14,891 $35,493 Gross Margin 16% 36% 28% Loss from San José Joint Venture ($2,310) ($212) ($11,865) Mine Development Costs ($776) ($380) ($3,667) Exploration Costs ($3,789) ($11,454) ($34,802) G&A Costs ($3,871) ($5,187) ($23,163) Net Loss ($10,136) ($5,211) ($44,870) Loss per Share ($0.03) ($0.02) ($0.13) Cash flow from Operations ($10,821) $6,237 $487 Presented in thousands of US dollars.

Liquidity & Working Capital Highlights 108 Liquidity March 31, 2019 December 31, 2018 December 31, 2017 Cash $26,669 $30,441 $37,153 Gold/Silver Doré & Bullion 9,429 4,242 22,954 Investments - Junior Gold Equities 4,222 3,131 7,971 Total $40,320 $37,814 $68,078 Working Capital Cash and Cash Equivalents $26,669 $30,441 $37,153 Investments 4,222 3,131 7,971 Inventories 30,682 22,039 31,951 Other Current Assets 4,087 3,765 9,789 Current Assets $65,660 $59,376 $86,864 AP & Acc. Liablities 30,185 33,767 36,523 Current Lease Liabilities 1,710 1,511 470 Current Asset Retirement Obligations 1,087 734 646 Current Liabilities $32,982 $36,012 $37,639 Working Capital $32,678 $23,364 $49,225 Presented in thousands of US dollars

Cash Flow Forecast 109 2019 F 2020 F Production forecast (Gold Bar, Black Fox, El Gallo) 113,000 139,000 Production forecast (San Jose) 92,000 92,000 Total Production 205,000 231,000 Revenue $1,250/oz $138,000 $171,000 Cash flow forecast $1,150/oz ($19,100) $3,800 Cash flow forecast - Base Case $1,250/oz ($9,500) $21,000 Cash flow forecast $1,350/oz $200 $38,400 Please refer to the Cautionary Statement. Presented in thousands of US dollars. Assumptions: - Production guidance and CC/AISC guidance for 2019 and 2020 are met. - Includes debt and equipment financing repayments (principal & interest). - MSC dividends held constant. - No changes to any laws.